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                                                                    Exhibit 10.3


________________________________________________________________________________





                          FOURTH AMENDMENT TO AMENDED
                         AND RESTATED CREDIT AGREEMENT


                           dated as of July 13, 1993


                                     among


                               APACHE CORPORATION

                                      and

                    VARIOUS COMMERCIAL LENDING INSTITUTIONS,

                                      and

                      THE FIRST NATIONAL BANK OF CHICAGO,
                  as Administrative Agent and Collateral Agent


                                      and

                                 CHEMICAL BANK,
                                  as Co-Agent





________________________________________________________________________________
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                          FOURTH AMENDMENT TO AMENDED
                         AND RESTATED CREDIT AGREEMENT


         THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 13, 1993, (the Fourth Amendment"), is among APACHE CORPORATION, a Delaware corporation (the "Company"), the various commercial lending institutions as are or may become parties hereto (the "Lenders"), THE FIRST NATIONAL BANK OF CHICAGO, as Administrative Agent (in such capacity, the "Administrative Agent") and Collateral Agent (in such capacity, the"Collateral Agent"), and CHEMICAL BANK, as Co-Agent (the "Co-Agent").

                              W I T N E S S E T H:

         1. The Company, the Lenders, the Administrative Agent, the Collateral Agent and the Co-Agent are parties to that certain Amended and Restated Credit Agreement, dated as of April 15, 1992 (the "Original Amended and Restated Credit Agreement").

         2. The Original Amended and Restated Credit Agreement has been amended prior to the date hereof (the Original Amended and Restated Credit Agreement, as so amended, herein called the "Amended and Restated Credit Agreement").

         3. The Company has acquired capital stock in HERC (as hereinafter defined).

         4. As a result of the acquisition by the Company of stock in HERC, the Company, the Lenders, the Administrative Agent, the Collateral Agent and the Co-Agent wish to amend the Amended and Restated Credit Agreement as follows:

         I.      AMENDMENTS TO AMENDED AND RESTATED CREDIT AGREEMENT.

         A. Section 1.1 of the Amended and Restated Credit Agreement is hereby amended by inserting the following definitions in proper alphabetical order:

                 "HEL" means Hadson Energy Limited, a Western Australia corporation.

                 "HERC" means Hadson Energy Resources Corporation, a Delaware corporation.

         B. The first sentence of the definition of "Affiliate" appearing in Section 1.1 of the Amended and Restated Credit Agreement is hereby amended in its entirety as follows:
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                 "Affiliate" of any Person means any Person directly or
         indirectly controlling, controlled by, or under direct or indirect common control of such Person and in the case of the Company or any Subsidiary shall include Key, APCOP, and NGC, but shall not include (except for the purposes of Sections 11.9 and 15.9) HERC or HEL.

         C. The definition of "Subsidiary" appearing in Section 1.1 of the Amended and Restated Credit Agreement is hereby amended in its entirety as follows:

                 "Subsidiary" means MW Petroleum, MWJR, each Drilling Partnership and any other person more than 50% of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by the Company or by one or more subsidiaries or by the Company and one or more Subsidiaries; provided, that not withstanding the foregoing, the term Subsidiary shall not include APCOP or, for the purposes of Article VIII (except for Sections 8.10, 8.15, and 8.16), Article IX, Article XI (except for Sections 11.2 and 11.9) and Article XII (except for Section 12.1 insofar as the representation or warranty which is breached or shall be false was made pursuant to Section 8.10, Section 8.15 or Section 8.16), HERC or HEL.

         D. Clause (b) of Section 9.1 of the Amended and Restated Credit Agreement is hereby amended in its entirety as follows:

         "(b) as soon as available and in any event within 45 days after the close of the first three quarterly periods of each fiscal year, for itself, consolidated unaudited balance sheets as of the close of each such period and consolidated profit and loss and reconciliation of surplus statements and a statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter."

         II. EFFECTIVENESS. This Fourth Amendment shall become effective as of the date hereof when the Administrative Agent shall have received (a) counterparts hereof duly executed by the Company, the Lenders, the Administrative Agent, the Collateral Agent and the Co-Agent (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party) and (b) the consent and acknowledgement (herein called the "Consent"), substantially in the form of Exhibit A hereto, of MW Petroleum Corporation, a Colorado corporation ("MW Petroleum").

         III. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. To induce the Lenders, the Administrative Agent, the Collateral Agent and the Co-Agent to enter into this Fourth Amendment, the Company hereby reaffirms, as of the date hereof, its representations and warranties in their entirety contained in
Article VIII of the Amended and Restated Credit Agreement (except with respect to HERC and HEL except for the representations and warranties contained in





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Sections 8.10, 8.15, and 8.16) and in all other documents executed pursuant thereto (except to the extent such representations and warranties relate solely to an earlier date) and additionally represents and warrants as follows:

                 (i) The Company is a corporation, and MW Petroleum, MWJR Petroleum Corporation, a Delaware corporation ("MWJR"), and each other Subsidiary (except for HERC and HEL) is a corporation or other legal entity, in either case duly incorporated or otherwise properly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite authority, permits and approvals, and is in good standing to conduct its business in each jurisdiction in which its business is conducted.

                 (ii) The Company has the corporate power and authority and legal right to execute and deliver this Fourth Amendment and to perform its obligations hereunder. MW Petroleum has the corporate power and authority and legal right to execute and deliver its Consent and to perform its obligations thereunder. The execution and delivery by the Company of this Fourth Amendment, and the execution and delivery by MW Petroleum of its Consent, and the performance of their obligations hereunder and thereunder have been duly authorized by proper corporate proceedings, and this Fourth Amendment and the Amended and Restated Credit Agreement as amended hereby, with respect to the Company, and its Consent, with respect to MW Petroleum, constitute legal, valid and binding obligations of the Company and MW Petroleum, enforceable against the Company and MW Petroleum in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

                 (iii) No Default or Unmatured Default has occurred and is continuing as of the date hereof.

                 (iv) There has been no material adverse change (a) in the businesses, assets, properties, operations, condition (financial or otherwise) or results of operations or prospects of the Company and its Subsidiaries (except for HERC and HEL) or MW Petroleum and its Subsidiaries from April 15, 1992, (b) affecting the rights and remedies of the Lenders under and in connection with this Fourth Amendment, the Amended and Restated Credit Agreement as amended by this Fourth Amendment, the Notes and the Collateral Documents or (c) in the ability of the Company to perform its obligations under this Fourth Amendment, the Amended and Restated Credit Agreement as amended by this Fourth Amendment, the Notes or the Collateral Documents to which it is a party, or the obligation of MW Petroleum to perform its obligations pursuant to its Guaranty and the Collateral Documents to which it is a party.





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                 (v)      There is no litigation, arbitration, governmental
         investigation, proceeding or inquiry pending or, to the knowledge of any of their officers threatened against or affecting the Company or its Subsidiaries (except for HERC and HEL) or MW Petroleum or its Subsidiaries which is or could have a Material Adverse Effect.

         IV. DEFINED TERMS. Except as amended hereby, terms used herein when defined in the Amended and Restated Credit Agreement shall have the same meanings herein unless the context otherwise requires.

         V. REAFFIRMATION OF CREDIT AGREEMENT. This Fourth Amendment shall be deemed to be an amendment to the Amended and Restated Credit Agreement, and the Amended and Restated Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Amended and Restated Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Amended and Restated Credit Agreement as amended hereby.

         VI. GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL LENDERS. All obligations of the Company and rights of the Lenders, the Administrative Agent, the Collateral Agent and the Co-Agent and any other holders of the Notes expressed herein shall be in addition to and not in limitation of those provided by applicable law.

         VII. SEVERABILITY OF PROVISIONS. Any provision in this Fourth Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Fourth Amendment are declared to be severable.

         VIII. COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         IX. HEADINGS. Article and section headings in this Fourth Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Fourth Amendment.

         X. SUCCESSORS AND ASSIGNS. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.





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         XI.     NOTICE.  THIS WRITTEN FOURTH AMENDMENT TOGETHER WITH THE
AMENDED AND RESTATED CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the Company, the Lenders, the Administrative Agent, the Collateral Agent and the Co-Agent have executed this Fourth Amendment as of the date first above written.

                                        APACHE CORPORATION


                                        By:/s/ CLYDE E. MCKENZIE
                                        Name:  Clyde E. McKenzie
                                        Title:  Vice President and Treasurer





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                                THE FIRST NATIONAL BANK OF CHICAGO,
                                Individually and as Administrative Agent and Collateral Agent


                                By:/s/ T. THOMAS CHENG
                                Title: Vice President





                                CHEMICAL BANK, as Co-Agent


                                By:/s/ R. POTTER
                                Title: Managing Director





                                BANK OF MONTREAL, Individually and as
                                Lead Manager


                                By:/s/ ROBERT ROBERTS
                                Title: Director





                                NATIONSBANK, Individually and as Lead Manager


                                By:/s/ JO A. TAMALIS
                                Title: Senior Vice President





                                TEXAS COMMERCE BANK, N.A.


                                By:/s/ LORI VETTERS
                                Title: Vice President





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                                CHRISTIANIA BANK OF KREDITKASSE


                                By:/s/ DEBRA DICKAHUTH
                                Title: Vice President

                                By:/s/ JAHN O. ROISING
                                Title: Vice President




                                THE BANK OF NOVA SCOTIA


                                By:/s/ M. VANOTTERLOO
                                Title: Vice President





                                THE CHASE MANHATTAN BANK, N.A.


                                By:/s/ BETTYLOU J. ROBERT
                                Title: Vice President





                                MIDLAND BANK PLC, NEW YORK BRANCH


                                By:/s/ PETER G. R. DODDS
                                Title: Executive Director




                                ROYAL BANK OF CANADA
                                GRAND CAYMAN (NORTH AMERICAN #2) BRANCH


                                By:/s/ MICHAEL A. COLE
                                Title: Manager





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                                NBD BANK, N.A.


                                By:/s/ DOUGLAS R. LIFTMAN
                                Title: 2nd Vice President





                                BANQUE INDOSUEZ


                                By:/s/ N. M. GAETZ
                                Title: Senior Vice President


                                By:/s/ EDWARD J. GILLIARD
                                Title: Vice President





                                BANQUE PARIBAS


                                By:/s/ D. W. MALEY, JR.
                                Title: Senior Vice President


                                By:/s/ KARIM RASHID
                                Title: Assistant Treasurer




                                CIBC, INC.


                                By:/s/ JULIA COLLINS
                                Title: Vice President





                                CENTRAL BANK DENVER


                                By:/s/ MONTE E. DECKERD
                                Title: Vice President





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                                THE FIRST NATIONAL BANK OF BOSTON


                                By:/s/ MICHAEL KANE
                                Title: Director





                                THE FUJI BANK, LIMITED - HOUSTON AGENCY


                                By:/s/ SOICHI YOSHIDA
                                Title: Vice President & Manager





                                BANK OF AMERICA NATIONAL TRUST
                                AND SAVINGS ASSOCIATION
                                as successor by merger to Security
                                Pacific National Bank


                                By:/s/ JOHN ROBINSON
                                Title: Vice President




                                SOCIETE GENERALE, SOUTHWEST AGENCY


                                By:/s/ RICHARD A. ERBERT
                                Title: Vice President





                                UNION BANK


                                By:/s/ RICHARD P. DEGREY
                                Title: Vice President





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                                 UNITED BANK OF DENVER NATIONAL ASSOCIATION


                                 By:/s/ TOM FONCANNON
                                 Title: Vice President





                                 ABN-AMRO BANK N.V. - HOUSTON AGENCY


                                 By:/s/ MICHAEL N. OAKES
                                 Title: Vice President


                                 By:/s/ M. TRIBOLET
                                 Title: Vice President





                                 MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                 By:/s/ STEVEN A. TULIP
                                 Title: Vice President





                                 J.P. MORGAN DELAWARE


                                 By:/s/ PHILIP S. DETJENS
                                 Title: Vice President





                                 CITIBANK, N.A.


                                 By:/s/ CAROLYN R. BODMER
                                 Title: Vice President





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                         EXHIBIT A TO FOURTH AMENDMENT
                    TO AMENDED AND RESTATED CREDIT AGREEMENT


                           CONSENT AND ACKNOWLEDGMENT


         The undersigned, by its signature hereto, acknowledges and agrees to the terms and conditions of that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of July 13, 1993 (the "Amendment"). The undersigned acknowledges and reaffirms its obligations owing to the Lenders, the Administrative Agent, the Collateral Agent and the Co-Agent under its Guaranty and agrees that such Guaranty shall remain in full force and effect. Although the undersigned has been informed by the Company of the matters set forth in the Amendment, and the undersigned has acknowledged and agreed to same, the undersigned understands that the Lenders have no duty to notify the undersigned or to seek the undersigned's acknowledgment or agreement, and nothing contained herein shall create such a duty as to any transactions hereafter.

         Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Amended and Restated Credit Agreement, dated as of April 15, 1992, by and among Apache Corporation, the various commercial lending institutions parties thereto, The First National Bank of Chicago, as Administrative Agent and Collateral Agent, and Chemical Bank, as Co-Agent, as amended.


                                        MW PETROLEUM CORPORATION



                                        By:/s/ CLYDE E. MCKENZIE
                                        Name:  Clyde E. McKenzie
                                        Title: Vice President and Treasurer





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